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                                                             EXHIBIT 24.1


                         POWER OF ATTORNEY


     Each undersigned director of Solutia Inc. (the "Company"), a Delaware corporation, does hereby appoint Karl R. Barnickol and Karen L. Knopf, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on that undersigned director's behalf the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 covering the registration of securities of the Company to be issued under the Solutia Inc. 2000 Stock-Based Incentive Plan.

     IN WITNESS WHEREOF, each undersigned director has signed this Power of Attorney as of this 26th day of April, 2000.

/s/ John C. Hunter                    /s/ Michael E. Miller
------------------------------------  ------------------------------------
John C. Hunter III                    Michael E. Miller
Chairman of the Board,                Vice Chairman and Director
Chief Executive Officer,
President, and Director

/s/ Robert T. Blakely                 /s/ Robert H. Jenkins
------------------------------------  ------------------------------------
Robert T. Blakely                     Robert H. Jenkins
Director                              Director

/s/ Paul H. Hatfield                  /s/ Frank A. Metz, Jr.
------------------------------------  ------------------------------------
Paul H. Hatfield                      Frank A. Metz, Jr.
Director                              Director

/s/ J. Patrick Mulcahy                /s/ Robert G. Potter
------------------------------------  ------------------------------------
J. Patrick Mulcahy                    Robert G. Potter
Director                              Director

/s/ William D. Ruckelshaus            /s/ John B. Slaughter
------------------------------------  ------------------------------------
William D. Ruckelshaus                John B. Slaughter
Director                              Director